EXHIBIT 10.8 SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT This Second Amendment to Purchase and Sale Agreement (this “Amendment”) dated as of the Effective Date (as hereinafter defined) is by and between ABP ___ (____________) LLC, a Delaware limited liability company (“Seller”), and BIG ACQUISITIONS LLC, an Illinois limited liability company (“Buyer”). RECITALS: A. Seller and Buyer are parties to that certain Purchase and Sale Agreement dated as of October 16, 2019 pertaining to the proposed sale by Seller to Buyer of certain real property more particularly described therein (the “Original Agreement”), as amended by that certain First Amendment to Purchase and Sale Agreement dated as of November 20, 2019 (the “First Amendment” and, together with the Original Agreement, collectively referred to herein as the “Agreement”). B. Buyer and Seller desire to extend the Due Diligence Deadline and the Closing Deadline. C. The parties also desire to amend certain provisions of the Agreement regarding the Lease. D. The parties also hereby confirm their mutual intent that the Lease and the Related Leases (as hereinafter defined) create and constitute an integrated and unified agreement between them and, but for execution and delivery of the Related Leases, they would not enter into the Lease. OPERATIVE TERMS: NOW, THEREFORE, for and in consideration of the foregoing recitals, the mutual covenants set forth in the Agreement and in this Amendment, Ten Dollars ($10.00) and other good and valuable consideration in hand paid, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows: 1. Recitals; Defined Terms. The foregoing recitals are true and correct in all material respects and incorporated in this Amendment and the Agreement. Capitalized terms and phrases used but not otherwise defined in this Amendment shall have the meanings ascribed to such terms and phrases in the Agreement or the Lease, as applicable. Unless the context clearly indicates otherwise, all references to “this Agreement” in the Agreement and in this Amendment shall hereinafter be deemed to refer to the Agreement, as amended hereby. As used in this Amendment (but not for purposes of the Agreement, in which context the definition of the term “Effective Date” shall remain unchanged), “Effective Date” shall mean the date on which Seller or Buyer shall have executed this Amendment, as indicated under their respective signatures, whichever is the later to do so. 2. Due Diligence Deadline. The definition of “Due Diligence Deadline” in Schedule A to the Agreement is hereby deleted in its entirety and replaced with the following definition: ‘“Due Diligence Deadline’ shall mean 6:00 P.M. Eastern time on December 20, 2019.” 1

EXHIBIT 10.8 3. Closing Deadline. The definition of “Closing Deadline” in Schedule A to the Agreement is hereby deleted in its entirety and replaced with the following definition: “‘Closing Deadline’ shall mean December 31, 2019”. 4. Lease Amendment regarding Security Deposit. The following is added as Section 9.17(c) of the Lease: “(c) Following an Event of Default (and, for the avoidance of doubt, taking into account any applicable cure period under the Lease), Landlord may use, apply or retain the whole or such portion of the Security Deposit as is required for the reimbursement or payment of any sum then payable or due and owing by Tenant under the terms of this Lease in respect thereof that is not timely paid by Tenant under the terms of this Lease.” 5. Headings. The headings to sections of this Amendment are for convenient reference only and shall not be used in interpreting this Amendment. 6. Entire Agreement. This Amendment contains the entire agreement and understanding between the parties concerning the subject matter of this Amendment and supersedes all prior agreements, terms, understandings, conditions, representations and warranties, whether written or oral, concerning the matters that are the subject of this Amendment. 7. Force and Effect. Except as otherwise expressly modified by this Amendment, the Agreement shall remain in full force and effect. Seller and Buyer hereby ratify and confirm their respective rights and obligations under the Agreement, as amended by this Amendment. 8. Counterparts. This Amendment may be executed in counterparts, and all such counterparts shall when taken together, constitute one and the same instrument. 9. Electronic Execution. This Amendment may be executed and delivered by electronic transmission, with the same force and effect as a fully-executed or counterpart original document. [remainder of page intentionally left blank] 2

EXHIBIT 10.8 IN WITNESS WHEREOF, Seller and Buyer have executed this Amendment as of the Effective Date. SELLER: ABP ___ (____________) LLC a Delaware limited liability company By: Name: Justin B. Heineman Title: Vice President and Corporate Secretary Date signed: December ___, 2019 BUYER: BIG ACQUISITIONS LLC, a Delaware limited liability company By: Name: Title: Date signed: December ___, 2019 3